UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            SCHEDULE 14C INFORMATION


                                 CURRENT REPORT


                            PURSUANT TO SECTION 14(C)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 24, 2000

                   Professional Wrestling Alliance Corporation
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

   74315V 10 6                                         87-045382
   -----------                                         ---------
  (CUSIP Number)                            (IRS Employer Identification Number)


                          268 West 400 South Suite 300
                           Salt Lake City, Utah 84101
                    (Address of principal executive offices)

                                 (801) 575-8073
              (Registrant's telephone number, including area code)


                        We Are Not Asking You For a Proxy
                                       AND
                    You Are Requested Not to Send Us A Proxy

Check the appropriate box:
     [X]  Preliminary Information Statement

     [ ]  Confidential, for Use of the Commission Only
          (as permitted by Rule 14c-5(d)(2)

     [ ]  Definitive Information Statement

                                 --------------
                   Professional Wrestling Alliance Corporation
                (Name of Registrant as Specified in its Charter)
                              --------------------






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



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   [ ]   Fee paid previously with preliminary materials.

   [ ]   Check box if any part of the fee is offset  as  provided  by
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         filing  by  registration  statement  number,  or the  Form  or
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         4) Date Filed

--------------------------------------------------------------------------------

                   Professional Wrestling Alliance Corporation
                               268 West 400 South
                           Salt Lake City, Utah 84101

                       Notice of Action by Written Consent
                  of a Majority of the Outstanding Common Stock
                            taken on August 8, 2000.

To the Stockholders of Professional Wrestling Alliance Corporation:

Notice is hereby given by Written Consent by the holder(s) of a majority of the outstanding common stock of Professional Wrestling Alliance Corporation (the "Company") to replace the Company's current Board of Directors.

Only stockholders of record at the close of business on August 8, 2000 shall be given Notice of the Action by Written Consent. The Company is not soliciting proxies.

By Order of a the Majority of Shareholders:

World Alliance Consulting, Inc.
f/k/a A-Z Professional Consultants, Inc.

/s/  BonnieJean C. Tippetts
----------------------------
BonnieJean C. Tippetts
President

This information Statement is being furnished to all holders of the Common Stock, $.001 par value per share, of the Company in connection with the Action by Written Consent of a Majority of the Outstanding Common Stock taken on August 8, 2000, to remove and replace the Company's current Board of Directors and executive officers.

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




                                     ITEM 1.

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the $0.001 par value common stock of Professional Wrestling Alliance Corporation, a Delaware Corporation ("PWAA"), in connection with the written consent of the Majority Shareholders, defined below, who hold in excess of 51% of the $0.001 par value common stock of PWAA and who have agreed, pursuant to a Shareholders' Consent Letter dated August 8, 2000, to remove and replace PWAA's current Board of Directors and executive officers as follows:

PWAA's Current Board of Directors:            Replacement Board of Directors:
---------------------------------             ------------------------------

Barry Vichnick - President/CEO & Director     BonnieJean C. Tippetts -
                                                President/Secretary/Treasurer
                                                & Director
Vaughn Nelson - Secretary and Treasurer       Gisela Tippetts - Director
Allen Nelson     - Director                   David Michael Wolfson - Director
Gary Anderson  - Director
Alan Walker     - Director

PWAA's Form 10-KSB filed with the Securities and Exchange Commission is hereby incorporated by reference and may be viewed on the Securities and Exchange Commission's web site at www.sec.gov in the Edgar Archives. PWAA is presently "current" in the filing of all reports required to be filed. See the caption "Additional Information," below.

                         DISSENTER'S RIGHTS OF APPRAISAL

The General Corporation Law of the State of Delaware ("the Delaware Law") does not provide for dissenter's rights of appraisal in connection with the removal and replacement of PWAA's current Board of Directors and executive officers.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

A majority of shareholders' of PWAA's issued and outstanding common stock have fixed the close of business on August 8, 2000, as the record date for the determination of the common shareholders entitled to notice of proposed action by written consent.

At the record date, the Company had outstanding 48,606,832 shares of $0.001 par value common stock. As of the record date and as set forth below, A-Z Professional Consultants, Inc., now known as World Alliance Consulting, Inc. (the "Majority Shareholder") collectively holds 51.81% of PWAA's $0.001 par value common stock representing more than a majority of PWAA's issued and outstanding common stock. The Majority Shareholder, has consented to the action required to effect the proposed replacement of PWAA's current Board of Directors and executive officers, without any further action, to provide the necessary stockholder approval of the action.

     World Alliance Consulting, Inc.       25,185,139 shares         = (51.81%)
                                        -------------------------
                                        48,606,832 shares issued
                                        and outstanding of the
                                        Company's common stock



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SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
STOCKHOLDERS

The following table sets forth information about the beneficial ownership of the Company's Common Stock, (no shares of preferred stock are outstanding) as of August 8, 2000 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of the Company's named Executive Officers and Directors; and
(iii) all Directors and Executive Officers as a group:

Title of Class              Name & Address of Beneficial Owner                Amount & Nature of          Percent
                                                                              Beneficial Ownership        of Class

Common Voting Stock         Bonnie Jean C. Tippetts                           None                        N/A
par value $0.001            268 West 400 South, Suite 300
                            Salt Lake City, Utah 84101

Common Voting Stock         Gisela H. Tippetts                                None                        N/A
par value $0.001            268 West 400 South, Suite 300
                            Salt Lake City, Utah 84101

Common Voting Stock         David Michael Wolfson                             None                        N/A
par value $0.001            268 West 400 South, Suite 300
                            Salt Lake City, Utah 84101

Common Voting Stock         Hudson Consulting Group, Inc.                     5,432,000                   12.79%
par value $0.001            268 West 400 South, Ste. 300
                            Salt Lake City, UT 84101

Common Voting Stock         World Alliance Consulting, Inc.                   25,185,139                  52.05%
par value $0.001            f/k/a A-Z Professional Consultants, Inc.
                            268 West 400 South, Suite 300
                            Salt Lake City, Utah 84101

Common Voting Stock         Directors and Executive Officers as a Group       None                        N/A
par value $0.001            (5 persons total)

As of August 8, 2000, the Company had 48,606,832 shares of its common voting stock issued and outstanding.



                           VOTE REQUIRED FOR APPROVAL

Section 228 of the Delaware corporation laws provides that any action required to be taken at a special or annual meeting of the stockholders of a Delaware corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power. The Shareholders of PWAA owning a majority in excess of 50% of PWAA's issued and outstanding common stock, have executed and approved the Shareholders' Consent Letter authorizing the replacement of PWAA's current Board of Directors and executive officers (See the heading "Voting Securities and Principal Holders Thereof" above). No further votes are required or necessary to effect the proposed removal and replacement of the Board of Directors and executive officers.

The securities that would have been entitled to vote if a meeting was required to be held to remove and replace the Company's Board of Directors and executive officers consist of issued and outstanding shares of the Company's $0.001 par value common voting stock outstanding on August 8, 2000, the record date for determining shareholders who would have been entitled to notice of and to vote on the proposed replacement of PWAA's Board of Directors and executive officers.



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



ITEM 2.

                    STATEMENT THAT PROXIES ARE NOT SOLICITED

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
                                      PROXY

                             ADDITIONAL INFORMATION

         Additional information concerning PWAA, including its annual and quarterly reports for the past twelve months, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.

Dated:   August 24, 2000.

By Order of a the Majority of Shareholders:

World Alliance Consulting, Inc.
f/k/a A-Z Professional Consultants, Inc.

    /s/ BonnieJean C. Tippetts
---------------------------------0-
By:  BonnieJean C. Tippetts
its:   President



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